Fiscal Second Quarter 2017 Earnings Conference Call August 4, 2017

Forward-Looking Statements This presentation includes certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Regulation G: Non-GAAP Measures The information presented herein regarding certain unaudited non-GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non- GAAP information to assist in understanding the operating performance of the company and its operating segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results. 2

Second Quarter 2017 Highlights Adjusted EBITDA growth accelerates as improvement initiatives take hold Q2 GAAP EPS(1) $0.22 vs. $0.29 prior year Reported net income of $31.3 million vs. $39.8 million in the prior year, and included: Ÿ $11.5 million ($0.06 per share) in USA transformation costs, and Ÿ $10.8 million ($0.06 per share) loss related to movements in foreign exchange & hedging contracts - Prior year includes a gain of $0.04 per share for the same items Q2 Adjusted EBITDA(1) $160.9 million vs. $148.2 million in 2016 Ÿ Nearly 9% growth; 11% growth on a currency neutral basis Ÿ Margin and EBITDA growth in all segments Ÿ USA segment Adjusted EBITDA growth accelerated to 11% over the prior year Adjusted Operating Cash Flow(1)(2) $165.0 million vs. $112.4 million in 2016 Ÿ Strong cash flow driven by effective working capital management Ÿ Cash conversion ratio of 102.5% (3) Ÿ Cash operating margin of 7.3% (4) (1) Variances to Q2 2016. (2) Adjusted EBITDA plus cash flows from changes in AR, Inventory, and AP, less cash used to purchase PP&E. (3) Adjusted Operating Cash Flow / Adjusted EBITDA. (4) Adjusted Operating Cash Flow / Sales. 3

Univar – Consolidated Highlights Profitability growth rises as execution improves • Sales force initiatives and mix improvement largely offset a decline in volumes • Gross margin expanded 110 bps with improvements in all segments • Adjusted EBITDA grew nearly 9% due to company's initiatives to improve its commercial and operational performance • Conversion ratio improved 120 bps KEY METRICS(In millions) (1) Conversion Ratio defined as Adjusted EBITDA / Gross Profit Three months ended June 30, 2017 2016 Y/Y % Net Sales $2,247.0 $2,262.5 (0.7)% Currency Neutral -- -- 0.7% Gross Profit $466.4 $445.4 4.7% Currency Neutral -- -- 6.0% Gross Margin 20.8% 19.7% +110 bps Adjusted EBITDA $160.9 $148.2 8.6% Currency Neutral -- -- 10.7% Adjusted EBITDA Margin 7.2% 6.6% +60 bps Conversion Ratio (1) 34.5% 33.3% +120 bps 4

USA – Highlights USA transformation plan is taking hold • Improvements in sales force effectiveness largely offset a decline in volumes • Gross margin increased 140 bps driven by margin and mix enrichment efforts • Adjusted EBITDA grew 11% due to margin improvement efforts 5 Three months ended June 30, 2017 2016 Y/Y % Net Sales $1,191.1 $1,212.8 (1.8)% Gross Profit $275.7 $263.1 4.8% Gross Margin 23.1% 21.7% +140 bps Adjusted EBITDA $92.0 $83.2 10.6% Adjusted EBITDA Margin 7.7% 6.9% +80 bps (In millions) KEY METRICS

CANADA – Highlights Continued strength in western Canada energy markets drive growth • Higher sales volumes were partially offset by a soft agriculture season • Win/loss ratio improving • Gross margin increased 120 bps • Adjusted EBITDA grew due to improvements in sales force execution, margin management and mix, and higher supplier rebates 6 Three months ended June 30, 2017 2016 Y/Y % Net Sales $492.4 $485.4 1.4% Currency Neutral -- -- 4.1% Gross Profit $67.5 $60.6 11.4% Currency Neutral -- -- 15.4% Gross Margin 13.7% 12.5% +120 bps Adjusted EBITDA $36.8 $31.5 16.8% Currency Neutral -- -- 20.3% Adjusted EBITDA Margin 7.5% 6.5% +100 bps (In millions) KEY METRICS

EMEA – Highlights Profits grow on mix enrichment and margin management efforts • Sales increased on growth initiatives, partially offsetting a decline in volume due to 3 fewer billing days • Win/loss ratio improving • Gross margin increased 20 bps from mix enrichment and margin management • Adjusted EBITDA grew 10% 7 Three months ended June 30, 2017 2016 Y/Y % Net Sales $463.7 $459.9 0.8% Currency Neutral -- -- 5.1% Gross Profit $104.7 $103.1 1.6% Currency Neutral -- -- 5.4% Gross Margin 22.6% 22.4% +20 bps Adjusted EBITDA $36.3 $33.0 10.0% Currency Neutral -- -- 17.0% Adjusted EBITDA Margin 7.8% 7.2% +60 bps (In millions) KEY METRICS

REST OF WORLD – Highlights Executing well in a soft economy • Lower demand and continued sluggish economic conditions in Latin America • Gross margin increased 70 bps due to strong margin management efforts • Adjusted EBITDA grew 17% due to solid performance in Brazil and cost reductions in Asia Pacific business 8 Three months ended June 30, 2017 2016 Y/Y % Net Sales $99.8 $104.4 (4.4)% Currency Neutral -- -- (5.0)% Gross Profit $18.5 $18.6 (0.5)% Currency Neutral -- -- (3.2)% Gross Margin 18.5% 17.8% +70 bps Adjusted EBITDA $4.9 $4.2 16.7% Currency Neutral -- -- 11.9% Adjusted EBITDA Margin 4.9% 4.0% +90 bps (In millions) KEY METRICS

Cash Flow Highlights 9 (1) Adjusted Operating Cash Flow equals Adjusted EBITDA plus cash flows from changes in AR, inventory, and AP, less cash used to purchase PP&E. (2) Excludes additions from capital leases. Three months ended June 30, 2017 2016 Y/Y % Adjusted Operating Cash Flow (1) $165.0 $112.4 46.8 % Net Working Capital $21.8 ($14.1) NM CapEx (2) ($17.7) ($21.7) (18.4)% Cash Taxes ($6.9 ) ($1.1 ) 527.3 % Cash Interest (net) ($24.8) ($30.3) (18.2)% Pension Contribution ($8.2 ) ($8.1 ) 1.2 % Other ($18.8) ($10.1) 86.1% (In millions)

Balance Sheet Highlights 10 (1) Net Debt defined as Total Debt (Long term debt, inclusive of debt discount and unamortized debt issuance costs, plus short term financing) less cash and cash equivalents. (2) Net Debt divided by last 12 months (LTM) of Adjusted EBITDA. (3) Interest coverage defined as LTM Adjusted EBITDA / LTM Cash Interest (net of interest income). (4) LTM Earnings before Interest, Taxes and Amortization (EBITA) divided by trailing 13 month average of net PP&E plus net working capital (accounts receivable plus inventory less accounts payable). LTM ended June 30, 2017 2016 Y/Y Change Net Debt (1) $2,692.4 $2,937.7 ($245.3) Leverage (2) 4.6x 5.2x (0.6x) Interest Coverage (3) 4.2x 4.7x (0.5x) Return on Assets Deployed (4) 21.5% 20.1% 140 bps (In millions)

11 Full-year Adjusted EBITDA high single-digit growth versus 2016 Q3 2017 Adjusted EBITDA high single-digit growth versus Q3 2016 Continue to advance our Commercial Greatness and Operational Excellence initiatives Selective commercial and technology investments Strategic, selective and disciplined acquisition approach Continue to de-leverage the balance sheet Transformation into a growth company Q3 2017 & Full Year 2017 OUTLOOK 2017 EXPECTATIONS

Full-Year 2017 Guidance 12 Year ended December 31, 2016 2017 Adjusted EBITDA $562.7 high single-digitgrowth Cash Interest (net) ($145.2) ~($134) Cash Tax (net) ($0.8 ) ~($25) Effective Tax Rate 14.0% ~20-25% Pension Contribution ($31.6) ~($35) Change in Net Working Capital $124.2 ~($50-100) Capital Expenditures ($90.1) ~($110) Debt Amortization ($39.9) ~($90) (In millions)

Appendix A Q2 2017 Adjusted EBITDA Reconciliation 13 Three months ended June 30, 2017 2016 Adjusted EBITDA $160.9 $148.2 Other operating expenses, net $24.2 $11.5 Depreciation $34.1 $38.0 Amortization $16.5 $23.3 Interest expense, net $35.8 $40.4 Other expense, net $11.7 ($5.7) Income tax expense $7.3 $0.9 Net income $31.3 $39.8 (In millions)

Appendix B Adjusted Operating Cash Flow 14 Three months ended June 30, (In millions) 2017 2016 Adjusted EBITDA $160.9 $148.2 Change in: Trade accounts receivable, net ($179.2 ) ($189.3 ) Inventories $28.5 $113.4 Trade accounts payable $172.5 $61.8 Purchase of PP&E ($17.7) ($21.7) Adjusted operating cash flow $165.0 $112.4